U.S. Bancorp 3Q21 Earnings Conference Call October 14, 2021 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. The COVID-19 pandemic is adversely affecting U.S. Bancorp, its customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; further increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; civil unrest; changes in customer behavior and preferences; breaches in data security, including as a result of work-from-home arrangements; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. In addition, U.S. Bancorp’s proposed acquisition of MUFG Union Bank presents risks and uncertainties, including, among others: the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed acquisition may not be realized or may take longer than anticipated to be realized; the possibility that the proposed acquisition, including the integration of MUFG Union Bank, may be more costly or difficult to complete than anticipated; delays in closing the proposed acquisition; and the failure of required governmental approvals to be obtained or any other closing conditions in the definitive purchase agreement to be satisfied. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2020, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

3Q21 Highlights * Taxable-equivalent basis; see slide 27 for calculation ** Common equity tier 1 capital to risk-weighted assets, reflecting the full implementation of the current expected credit losses methodology was 9.7% as of 9/30/21. *** Earnings returned (millions) = total common dividends paid and aggregate value of common shares repurchased

Performance Ratios Efficiency Ratio* & Net Interest Margin** Return on Average Common Equity Return on Tangible Common Equity* Return on Average Assets * Non-GAAP; see slides 27 and 28 for calculations ** Net interest margin on a taxable-equivalent basis

Digital Engagement Trends Three months ended * Represents core Consumer Banking customers active in at least one channel in the previous 90 days ** This chart reflects digital sales definitions aligned to Finalta, a benchmarking service Total Digital includes both online and mobile platforms

With 1.1 million business banking relationships**, there is a significant opportunity for us to deepen current relationships and acquire new customers Banking and Payments* Relationships Business Banking only Business Banking & Payments Payments only Business Banking & Payments * Payments includes Merchant Acquiring and card relationships within RPS ** As defined by businesses with under $25M in revenue Business Banking and Payments Trends

Average Loans +0.8% linked quarter -4.6% year-over-year On a linked quarter basis, average total loans were higher primarily driven by higher other retail loans, higher credit card loans, and higher residential mortgages, partially offset by lower total commercial loans. On a year-over-year basis, average total loans were lower primarily driven by a decline in total commercial loans, lower home equity and second mortgages, and lower commercial real estate loans as a result of paydowns, and lower residential mortgages. These decreases were partially offset by growth in other retail loans driven by growth in installment loans. $ in billions

Average Deposits +0.5% linked quarter +6.4% year-over-year Interest-bearing Deposits Average noninterest-bearing (NIB) deposits increased on both a linked quarter and year-over-year basis. On a linked quarter basis, the increase was driven by Corporate and Commercial Banking and Wealth Management and Investment Services, while the year-over-year increase was primarily driven by Corporate and Commercial Banking and Wealth Management and Investment Services, partially offset by a decrease in Payments Services. Average time deposits, which are managed based on funding needs, relative pricing and liquidity characteristics, were lower on both a linked quarter and year-over-year basis. The growth in average NIB deposits and total average savings deposits year-over-year was primarily a result of the actions by the federal government to increase liquidity in the financial system and government stimulus programs. $ in billions

Credit Quality NCO Ratio -5 bps QoQ -46 bps YoY NPAs -10.9% QoQ -25.7% YoY $ in millions, except allowance for credit losses in billions Allowance for Credit Losses by Loan Class, 3Q21   Amount ($B) Loans and Leases Outstanding (%) Commercial $1.7 1.7% Commercial Real Estate $1.3 3.3% Residential Mortgage $0.5 0.7% Credit Card $1.8 7.9% Other Retail $1.0 1.7% Total $6.3 2.1%

Earnings Summary

Net Interest Income Linked Quarter Net interest income increased, primarily due to higher loan fees primarily related to the SBA Paycheck Protection Program, lower premium amortization in the investment portfolio, and one more day in the quarter, partially offset by lower loan yields and earning asset mix. The net interest margin was flat, reflecting favorable funding and deposit mix as well as higher loan fees, partially offset by lower loan yields, in addition to earning asset composition. Year-over-Year Net interest income decreased, primarily due to loan mix and lower loan volumes, partially offset by the benefit of deposit and funding mix as well as higher loan fees related to the SBA Paycheck Protection Program. The net interest margin decreased, primarily due to the impact of declining interest rates on loan yields, the mix of earning assets and lower reinvestment yields within the investment portfolio, partially offset by the net benefit of funding composition and higher loan fees. +1.0% linked quarter -1.7% year-over-year $ in millions Net interest income on a taxable-equivalent basis; see slide 27 for calculation

Noninterest Income +2.8% linked quarter -0.7% year-over-year Linked Quarter Mortgage banking revenue increased, driven by higher production volume and related gain on sale margins as well as higher loan sales, partially offset by a slightly unfavorable net impact of the change in fair value of mortgage servicing rights, net of hedging activities. Payment services revenue increased, primarily driven by higher sales volume as the global economy continues to recover from the impacts of the COVID-19 pandemic. Year-over-Year Payment services revenue increased, due to growth in credit and debit card revenue driven by higher net interchange revenue related to sales volume, partially offset by prepaid card processing activities as government stimulus dissipates and higher investment in customer acquisition. In addition, corporate payment products revenue increased reflecting improving business spending, and merchant processing services revenue increased driven by higher sales volume as well as higher merchant and equipment fees. Trust and Investment Management fees increased, driven by business growth and favorable market conditions. Mortgage income decreased, driven by lower production volume and related gain on sale margins, partially offset by the favorable net impact of the change in fair value of mortgage servicing rights, net of hedging activities, as well as gains on higher GNMA loan sales. $ in millions Payments = credit and debit card, corporate payment products and merchant processing Service charges = deposit service charges and treasury management All other = commercial products, investment products fees, securities gains (losses) and other

Payment Services Payment Fees as a % of Net Revenue 2019 3Q21 Merchant Acquiring Retail Payment Solutions Corporate Payment Solutions All Other Revenue Total payments revenue, which includes net interest income and fee revenue, accounted for 27% of FY19 net revenue and 27% of 3Q21 net revenue Merchant Acquiring Travel & Hospitality* 22% 24% Airline 15% 8% All Other 63% 68% CPS Travel & Entertainment 18% 8% All Other 82% 92% RPS** Travel*** (Credit & Debit) 7% 5% All Other 93% 95% % of Merchant Acquiring Volume 2019 3Q21 % of CPS Volume 2019 3Q21 % of RPS Volume 2019 3Q21 * Travel & Hospitality includes hotels, restaurants, entertainment and travel ** RPS includes credit, debit, and prepaid *** Travel includes airlines, auto rental, hotel/motel, other transportation, and travel agencies **** Monthly data ranging from January 2020 – September 2021 Merchant Sales Volume Growth**** 0% CPS Sales Volume Growth**** 0% RPS** Sales Volume Growth**** 0% Travel & Hospitality* All Other Total Airline Travel & Entertainment Total All Other Travel*** (Credit & Debit) All Other Total Volume Growth vs. 2019 Comparable Period Volumes in each of our payments businesses continue to rebound due to a strengthening economy and increasing spend activity. In 3Q21, prepaid card related fee revenue was 14% of total credit and debit card fee revenue (compared to 11% in FY' 19).

Noninterest Expense +1.2% linked quarter +1.7% year-over-year Linked Quarter Compensation increased, due to performance-based incentives, revenue-related compensation driven by business production, and one extra day in the quarter. Professional services expense increased, primarily due to an increase in initiatives in the third quarter. Other non-interest expense decreased, primarily due to lower accruals related to future delivery exposures for merchant and airline processing. Year-over-Year Compensation expense increased, due to performance-based incentives, merit, and revenue-related compensation driven by business production. Technology and communications expense increased, primarily due to higher capital expenditures supporting business technology investments. Other noninterest expense decreased, primarily due to higher COVID-19 related accruals in the third quarter of 2020 including recognizing liabilities related to future delivery exposures for merchant and airline processing. In addition, the decline reflects the timing of lower amortization related to tax-advantaged investments. $ in millions PPS = postage, printing and supplies

Capital Position * Ratios calculated in accordance with transitional regulatory requirements related to the current expected credit losses methodology ** Non-GAAP; see slide 29 for calculations

Appendix

Average Loans vs. 3Q20 Average total loans decreased by $14.3 billion, or 4.6% Average other retail loans increased $3.2 billion, or 5.7% Average commercial loans decreased by $13.7 billion, or 11.8% Average commercial real estate loans decreased by $2.0 billion, or 4.9% vs. 2Q21 Average total loans increased by $2.5 billion, or 0.8% Average other retail loans increased by $1.7 billion, or 2.9% Average residential mortgage loans increased by $0.8 billion, or 1.0% Average commercial loans decreased by $1.1 billion, or 1.1% Key Points Year-over-Year Growth 6.4% 2.5% (1.2%) (7.5%) (4.6%) Commercial CRE Res Mtg Retail Credit Card Average Loans ($bn)

Year-over-Year Growth 15.9% 18.5% 17.5% 6.4% 6.4% Time Money Market Checking and Savings Noninterest-bearing Average Deposits Key Points Average Deposits ($bn) vs. 3Q20 Average total deposits increased by $26.0 billion, or 6.4% Average low-cost deposits (NIB, interest checking, savings and money market) increased by $36.5 billion, or 9.8% vs. 2Q21 Average total deposits increased by $2.3 billion, or 0.5% Average low-cost deposits (NIB, interest checking, savings and money market) increased by $3.6 billion, or 0.9%

Credit Quality – Commercial Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q20 2Q21 3Q21 Average Loans$115,489 $102,974 $101,832 30-89 Delinquencies0.22% 0.17% 0.16% 90+ Delinquencies0.06% 0.04% 0.04% Nonperforming Loans0.41% 0.28% 0.21% Linked Quarter Growth, including PPP (9.8%) (7.9%) (4.1%) 0.9% (1.1%) Average loans decreased by 1.1% on a linked quarter basis mainly due to Paycheck Protection Program (PPP) forgiveness; excluding impact of PPP, average loans increased by 1.7% Net charge-offs and delinquencies continue to show improvement given economic recovery $115,489 $106,421 $102,091 $102,974 $101,832 Linked Quarter Growth, excluding PPP (12.5%) (8.0%) (3.7%) 0.7% 1.7%

A&D Const $144 Multi-family $3,674 Retail $199 Residential Construction $2,237 Office $1,099 Other $2,970 Residential Land $518 $mm3Q20 2Q21 3Q21 Average Loans$40,929 $38,564 $38,921 30-89 Delinquencies0.23% 0.08%0.08% 90+ Delinquencies- %0.01%0.05% Nonperforming Loans0.82% 0.80% 0.76% Credit Quality – Commercial Real Estate Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points Linked Quarter Growth (0.4%) (2.0%) (3.3%) (0.6%) 0.9% Average loans increased by 0.9% on a linked quarter basis Low net charge-offs reflect general economic recovery, partially offset by continued stress in certain COVID impacted sectors

Credit Quality – Residential Mortgage Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q202Q213Q21 Average Loans$75,786 $73,351 $74,104 30-89 Delinquencies0.31%0.24%0.20% 90+ Delinquencies0.15% 0.16% 0.15% Nonperforming Loans0.31%0.33%0.32% Linked Quarter Growth 6.6% 1.3% (2.1%) (2.5%) 1.0% Originations continued to be high credit quality (weighted average FICO of 772, weighted average LTV of 67%) Customers in payment relief have continued to decline * Represents residential mortgage loan balances in forbearance; excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($2.0 billion or 20.9% of GNMA loans in 3Q21)

Credit Quality – Credit Card Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q202Q213Q21 Average Loans$22,052 $21,116$21,905 30-89 Delinquencies0.94% 0.72%0.83% 90+ Delinquencies0.91%0.70%0.66% Nonperforming Loans- %- %- % Linked Quarter Growth 2.5% (0.5%) (3.6%) (0.1%) 3.7% Linked quarter loan growth in 3Q21 driven by increase in consumer spending Net charge-off rates remain low Credit quality of new originations remains strong

Credit Quality – Home Equity Average Loans ($mm) and Net Charge-offs Ratio Key Points Linked Quarter Growth (5.8%) (5.4%) (5.9%) (5.8%) (3.8%) Key Statistics Key Statistics $mm3Q202Q213Q21 Average Loans$13,551 $11,368 $10,936 30-89 Delinquencies0.35%0.33%0.43% 90+ Delinquencies0.37%0.36%0.37% Nonperforming Loans0.77%1.16%1.12% Loans: 9% Wtd Avg LTV*: 74% Wtd Avg FICO*: 757 Lines: 91% Wtd Avg LTV*: 68% Wtd Avg FICO*: 761 *LTV and FICO at origination Net charge-offs continue to remain at low levels High-quality originations (weighted average FICO on commitments of 794, weighted average CLTV of 66%) driven primarily through the retail branch network to existing bank customers on their primary residences Nonperforming loans continue to be elevated due to foreclosure moratorium

Credit Quality – Retail Leasing Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q202Q213Q21 Average Loans$8,438 $7,873 $7,643 30-89 Delinquencies0.38%0.31%0.34% 90+ Delinquencies0.06%0.03%0.03% Nonperforming Loans0.17%0.17%0.15% Linked Quarter Growth 0.3% (1.6%) (3.9%) (1.3%) (2.9%) Charge-offs were lower driven by the favorable impact of higher vehicle values Continued high-quality originations during 3Q21 (weighted average FICO of 782) Delinquencies remained at low levels and were favorably impacted by strong borrower liquidity in 3Q21 * Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values

Credit Quality – Other Retail Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q202Q213Q21 Average Loans$34,773 $39,038 $41,398 30-89 Delinquencies0.51%0.35%0.42% 90+ Delinquencies0.07%0.05%0.05% Nonperforming Loans0.10%0.07%0.06% Linked Quarter Growth 3.6% 3.3% 2.2% 6.3% 6.0% Average loans increased linked quarter due to strong volume in auto and recreational finance loans Delinquency and charge-offs remained low driven by strong borrower liquidity and generally lower consumer debt levels coming out of the pandemic

Credit Quality – Auto Loans Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q202Q213Q21 Average Loans$18,823 $21,198 $22,728 30-89 Delinquencies0.68%0.47%0.56% 90+ Delinquencies0.05%0.04%0.05% Nonperforming Loans0.15%0.09%0.07% Direct: 3% Wtd Avg FICO: 764 NCO: 0.05% Indirect: 97% Wtd Avg FICO: 787 NCO: 0.02% Linked Quarter Growth 0.3% 3.0% 2.5% 6.6% 7.2% High quality originations reflect focus on prime credits (weighted average FICO of 791) Delinquency and charge-offs remained low driven by strong borrower liquidity and continuing high used car values Auto loans are included in Other Retail category

Non-GAAP Financial Measures (4) – see slide 30 for corresponding notes

Non-GAAP Financial Measures (1) – see slide 30 for corresponding notes

Non-GAAP Financial Measures * Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (1), (2), (3) – see slide 30 for corresponding notes

Notes Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. Includes the estimated increase in the allowance for credit losses related to the adoption of the current expected credit losses methodology net of deferred taxes. Includes the impact of the estimated increase in the allowance for credit losses related to the adoption of the current expected credit losses methodology. Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes.

U.S. Bancorp 3Q21 Earnings Conference Call October 14, 2021